UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: May 29, 2019

                        PURE HARVEST CANNABIS GROUP, INC.
                   -----------------------------------------
                (Name of registrant as specified in its charter)

     Colorado                 333-212055                   71-0952431
-------------------        ------------------           -------------------
    State of                Commission File                 IRS Employer
  Incorporation                Number                    Identification No.

                                929 Colorado Ave
                             Santa Monica, CA 90401
                           ---------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                           --------------------------
                      Telephone number, including Area code



                   -----------------------------------------
           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:


       Title of each         Trading           Name of each exchange on which
           class            Symbol(s)                    registered
--------------------------------------------------------------------------------
           None                N/A                         N/A


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Indicate by check mark whether the  Registrant is an emerging  growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

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Item 8.01 Other Events

     On May 29, 2019, the Company issued a press release reporting that the Company's common stock was now trading under its new trading symbol ("PHCG").

     A copy of the press release is filed as Exhibit 99 to this report.

Item     Financial Statements and Exhibits
9.01.

Number     Description
------     -----------

99         Press Release





















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 31, 2019

                                       PURE HARVEST CANNABIS GROUP, INC.

                                       By: /s/ David Lamadrid
                                          -------------------------------------
                                          David Lamadrid
                                          Chief Executive Officer